UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2008

Shire Limited
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(Exact name of registrant as specified in its charter)

Jersey
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(State or other jurisdiction of incorporation)

0-29630                                                  98-0484822
(Commission File Number)                (IRS Employer Identification No.)

Hampshire International Business Park
Chineham, Basingstoke
Hampshire RG24 8EP
United Kingdom
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(Address of principal executive offices)                              (Zip code)

Registrant's telephone number, including area code               44 1256 894 000

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.f13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

           As previously announced by the Board of Directors of Shire Limited (“Shire”) on Form 8-K filed December 13, 2007 by Shire plc (the predecessor registrant of Shire Limited) and Form 8-K  filed June 10, 2008 by Shire, on June 18, 2008 Matthew Emmens, who has been Chief Executive and a member of the Shire Board since joining Shire in 2003, became Chairman and Non-Executive Director, and Shire’s current Chairman, Dr. James Cavanaugh, retired from the Shire Board.  In addition, on June 18, 2008 Angus Russell became Chief Executive Officer and will also be acting Chief Financial Officer until July 1, 2008, when Graham Hetherington will join Shire as Chief Financial Officer and Executive Board Director.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant  has duly caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHIRE LIMITED
By:	/s/ Angus Russell
Name:Angus Russell
Title:Chief Executive Officer

Dated: June 24, 2008